Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: March 1 - April 4, 2009

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	X
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ J. Gregory Ambro Signature of Debtor	May 5, 2009 Date

Signature of Joint Debtor	Date

/s/ J. Gregory Ambro Signature of Authorized Individual*	May 5, 2009 Date

J. Gregory Ambro Printed Name of Authorized Individual	Executive Vice President and Chief Operating Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: March 1 - April 4, 2009

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

	BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
		STORE WORKING
	GEN OPER.	FUNDS	UTILITY DEP	SALES TAX	ALASKA	ACTUAL	PROJECTED [2]	ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH	(86,104)	846	270	1,371	13	(83,604)	(79,567)	(68,811)

RECEIPTS
CASH SALES	37,467					37,467	43,960	83,387
CREDIT CARD RECEIVABLES	8,537					8,537	-	20,495
LOANS AND ADVANCES						-	-	-
SALE OF ASSETS [3]	78,996					78,996	-	78,996
OTHER RECEIPTS	12	4	0	0	(1)	15	375	17
TRANSFERS (FROM DIP ACCTS)	(3,980)	(5)	10	3,984	(9)	0	(10)	0

TOTAL RECEIPTS	$ 121,031	$ (1)	$ 10	$ 3,984	$ (11)	$ 125,014	$ 44,325	$ 182,896

DISBURSEMENTS
ADVERTISING	1,572					1,572	1,837	3,223
MERCHANDISE (INCLUDING FREIGHT)	19,725					19,725	23,929	53,228
RENT	4,497					4,497	5,164	6,918
PAYROLL, PAYROLL TAXES, AND BENEFITS	11,799					11,799	11,698	23,902
UTILITIES	856					856	845	1,065
INSURANCE	252					252	653	288
SALES AND OTHER TAXES	162			2,129		2,291	2,731	12,200
GENERAL OPERATING	1,892					1,892	3,264	3,863
FINLAY LICENSE	2,065					2,065	1,028	3,611
FINANCING EXPENSES	584					584	493	3,523
PROFESSIONAL FEES	-					-	-	-
OTHER	103					103	580	1,985
TOTAL DISBURSEMENTS	$ 43,507	$ -	$ -	$ 2,129	$ -	$ 45,636	$ 52,223	$ 113,806

DRAW ON LC	148					148	148	4,648
ADJUSTMENTS FOR OVERFUNDING	(5)					(5)	0	(1)
NET CASH FLOW	$ 77,381	$ (1)	$ 10	$ 1,855	$ (11)	$ 79,235	$ (8,045)	$ 64,443
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE)- END OF MONTH	$ (8,723)	$ 845	$ 280	$ 3,226	$ 3	$ (4,370)	$ (87,612)	$ (4,370)

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Secured Debt (Revolver Line of Credit). The balance of the revolver line of credit as of April 4, 2009 was $12.7mm.

[2] 'Projected' amounts reflect projections per the DIP budget (based on weeks ending each Monday) and reflect projected activity for the period March 3, 2009 - April 6, 2009. The projection does not include activity in the other general operating, Alaska, and sales tax accounts.

[3] Represents sale of inventory and other assets to the Great American Joint Venture group. Amounts were originally projected to be received the following week.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: March 1 - April 4, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				AMOUNT PAID		TOTAL PAID TO DATE
PAYEE	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	FEES	EXPENSES	FEES	EXPENSES	AMOUNT ACCRUED [1]	TOTAL INCURRED AND UNPAID

O'Melveny & Meyers	1/14 to 4/4/09							2,300,000	2,300,000
FTI Consulting	1/14 to 4/4/09							2,250,000	2,250,000
Richards, Layton & Finger	1/14 to 4/4/09							200,000	200,000
Kurtzman Carson Consultants	1/14 to 4/4/09			126,685		126,685		277,000	150,315
Cooley Godward Kronish	1/14 to 4/4/09							500,000	500,000
Loughlin Meghji & Company	1/14 to 4/4/09							200,000	200,000
Benesch	1/14 to 4/4/09							40,000	40,000
GE Capital Third Party Legal [1]	1/14 to 4/4/09			16,549		16,549		500,000	483,451
Financial Dynamics	1/14 to 4/4/09			11,665		11,665		25,000	13,335

TOTAL PAYMENTS TO PROFESSIONALS			$ -	$ 154,899	$ -	$ 154,899	$ -	$ 6,292,000	$ 6,137,101

[1] Amounts paid to GE Capital's legal advisors represent disbursements related to advisory work on the Credit Agreement performed prepetition.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: March 1 - April 4, 2009

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month (in 000's)	Filing to Date (in 000's)
Net Sales	40,634	92,623
Net Leased Department Revenue	555	924
Net Credit Revenue	599	1,298
Total Revenues	41,788	94,845
COST OF GOODS SOLD
Cost of Goods Sold	33,087	74,196
Gross Profit	8,701	20,649
OPERATING EXPENSES
Advertising	1,049	2,257
Bad Debts	60	64
Contributions	5	9
Employee Benefits Programs	1,125	3,387
Insider Compensation	217	525
Insurance	219	641
Repairs and Maintenance	309	806
Rent and Lease Expense	2,307	6,643
Salaries/Commissions/Fees	7,214	17,796
Supplies	1,561	1,863
Taxes	384	1,150
Travel and Entertainment	59	110
Utilities	482	1,379
Other (attach schedule)	47,411	47,385
Total Operating Expenses Before Depreciation	62,402	84,015
Depreciation/Depletion/Amortization	1,425	3,536
Net Profit (Loss) Before Other Income & Expenses	(55,126)	(66,902)
OTHER INCOME AND EXPENSES
Other (Income (attach schedule)	(16)	(38)
Interest Expense	567	1,291
Net Profit (Loss) Before Reorganization Items	(55,677)	(68,155)
REORGANIZATION ITEMS
Professional Fees	3,617	6,292
U. S. Trustee Quarterly Fees	10	30
Other Reorganization Expenses (attach schedule)	468	1,237
Total Reorganization Expenses	4,095	7,559
Income Taxes	-	76
Net Profit (Loss)	$ (59,772)	$ (75,790)

Notes:

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: March 1 - April 4, 2009

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
	Month ($ in 000s)	Filing to Date ($ in 000s)

Other Operational Expenses
Services Purchased	1,260	3,318
Unclassified	15	57
Communications	99	238
Postage	39	177
Professional Fees	(417)	35
Costs capitalized under Uniform Capitalization Rules [1]	1,757	(1,099)
(Gain) Loss on Assets	44,658	44,653
Store Closure Costs	-	6

Total Other Operational Expenses	47,411	47,385
Other Income
Rental income	(14)	(31)
Miscellaneous income	(2)	(7)

Total Other Income	(16)	(38)
Other Reorganization Expenses
Amortization of DIP loan fees	468	1,237

Total Other Reorganization Expenses	468	1,237

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to better match these costs with the related sales.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: March 1 - April 4, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	(in 000's)	(in 000's)
Unrestricted Cash and Cash Equivalents	4,865	7,408
Restricted Cash and Cash Equivalents [1]	3,506	-
Credit Card Receivables	9,180	-
Accounts Receivable (Net)	3,624	2,944
Inventories	-	126,552
Prepaid Expenses (attach schedule)	11,959	3,849
Professional Retainers	493	493
Other Current Assets (attach schedule)	26,001	8,216
TOTAL CURRENT ASSETS	$ 59,628	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	60,652	60,652
Machinery and Equipment	12,348	61,313
Furniture, Fixtures and Office Equipment	1,148	89,942
Leasehold Improvements	65,469	65,463
Vehicles	420	420
Construction in progress	2,273	2,187
Less Accumulated Depreciation	(64,687)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 77,623	$ 128,749
OTHER ASSETS
Loans to Insiders	-	-
Other Assets (attach schedule)	12,144	5,166
TOTAL OTHER ASSETS	$ 12,144	$ 5,166

TOTAL ASSETS	$ 149,395	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	5,941
Taxes Payable (refer to FORM MOR-4)	6,490
Wages Payable	919
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	12,740
Professional Fees	6,131
Amounts Due to Insiders	19
Other Postpetition Liabilities (attach schedule)	41,979
TOTAL POSTPETITION LIABILITIES	$ 75,508	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	3,249	76,069
Priority Debt	391	37
Unsecured Debt	54,272	54,533
Other Pre-petition Liabilities (attach schedule)	3,120	64,099
TOTAL PRE-PETITION LIABILITIES	$ 61,032	$ 194,738

TOTAL LIABILITIES	$ 136,540	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(75,789)	-
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	12,855	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 149,395	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility and tax adequate assurance payments.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: March 1 - April 4, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses
Prepaid insurance	924	1,167
Workers compensation prepaid	889	889
Prepaid advertising	-	219
Prepaid health and other	205	122
Prepaid rent	2,291	-
Prepaid expenses	792	1,094
Prepaid property taxes	308	358
Prepaid merchandise	6,550	-

Total Prepaid Expenses	11,959	3,849
Other Current Assets
Supplies	-	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	1,576	4
Joint Venture receivable	17,584	-
Other receivables	158	373
Salary support receivable	564	184
Other	1	3

Total Other Current Assets	26,001	8,216
Other Assets
Intangibles - lease rights	799	813
Investment in partnership	1,793	1,810
Credit card and other deposits	5,986	-
Straightline lease	2,494	2,543
Prepaid rent	1,072

Total Other Assets	12,144	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities and Other Pre-petition Liabilities
Other Postpetition Liabilities
Accrued expenses	2,404	-
Cash management liability (bank overdraft)	1,994	-
Gift and merchandise cards	4,823	-
Vacation payable	609	-
Payroll deductions payable	626	-
Sales return reserve	-	-	[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	352	-	[1]
Deferred revenue	6,245	-
Deferred rent	5,211	-
Intangibles - lease rights	201	-
Fin 48 liability	1,008	-
Deferred taxes	3,512	-
Capital leases	8,876	-
Total Other Postpetition Liabilities	41,979	-

Other Prepetition Liabilities
Accrued expenses	-	5,162	[2]
Gift and merchandise cards	-	7,738	[2]
Sales and payroll taxes payable	-	10,495	[2]
Wages payable	-	2,030	[2]
Vacation payable	1,906	2,990
Payroll deductions payable	-	304	[2]
Accrued accounting fees	480	520
Pension liability	97	97
Other accruals prepetition	384	599
Store party fund	41	63
Vendor supported events	212	220
Sales return reserve	-	1,663	[1]
Workers compensation insurance reserves	-	6,118	[1]
Other insurance reserves	-	259	[1]
Deferred revenue	-	6,699
Deferred rent	-	5,466
Intangibles - lease rights	-	208
Fin 48 liability	-	1,008
Deferred taxes	-	3,512
Capital leases	-	8,948

Total Other Prepetition Liabilities	3,120	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: March 1 - April 4, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	282,069	553,677	(559,219)	276,526
FICA	543,225	1,269,288	(1,054,982)	757,531
Unemployment	76,578	43,328	-	119,906
Total Federal Taxes	$ 901,872	$ 1,866,292	$ (1,614,201)	$ 1,153,963
State and Local
Withholding	93,271	213,004	(179,505)	126,771
Sales & Excise [1]	2,506,871	3,775,259	(2,098,695)	4,183,435
Unemployment	237,226	141,459	-	378,685
Real Property	507,907	273,892	(183,646)	598,153
Personal Property [2]	22,864	14,466	-	37,330
Workers Compensation	5,843	4,344	-	10,187
Other: Local	1,049	759	-	1,808
Total State and Local	3,375,031	4,423,183	(2,461,846)	5,336,368
Total Taxes	$ 4,276,903	$ 6,289,475	$ (4,076,047)	$ 6,490,331

[1] Sales and Excise taxes are paid one month in arrears.

[2] Personal Property Taxes are paid on an annual basis.

* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Attach aged listing of accounts payable.

Note: The Company does not analyze or prepare the aging of its accounts payable.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: March 1 - April 4, 2009

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	X
this reporting period? If yes, provide an explanation below.[1]
2. Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	N/A
below.
4. Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide	X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.[2]

[1] All inventory and most furniture and fixtures were sold to the Great American Joint Venture group, as a result of the auction held on March 30, 2009, as approved by Bankruptcy Court order entered April 1, 2009.

[2] On April 2, 2009, a new restricted cash bank account was opened to fund the professional fee carveout.